EXHIBIT 99

OLD KENT Old Kent Financial Corporation 111 Lyon Street NW Grand Rapids, MI 49503-2406
News Release

NYSE:	OK
FOR RELEASE:	Immediate
DATE:	January 19, 2000
CONTACT:	Albert T. Potas
(616) 771-1931

Old Kent Extends Record with 1999 Earnings Increase

- Diluted Operating EPS of $2.26 for the Year and $.60 for the Fourth Quarter -

Grand Rapids, Michigan -- Old Kent Financial Corporation made 1999 its forty-first year of consecutive increases in per share earnings and dividends. Mr. David Wagner, Chairman, President and CEO, described the achievement as "a solid finish to a year filled with accomplishment and growth for Old Kent.''

Year ended December 31, 1999:

Excluding charges related to acquisitions completed by Old Kent in both 1999 and 1998:

    *  Diluted operating earnings per share was $2.26, a 15.3% increase over
       1998.

    *  Operating earnings were $270.1 million, or 10.3% more than last year.

    *  Total revenues (taxable equivalent basis) increased 9.7%, excluding security gains.

    *  Noninterest revenues grew 18.2% and represented 37.5% of total revenues compared to 34.8% for 1998.

    *  Return on average total equity was 21.46%, compared to 18.31% for 1998.

    *  Return on average total assets was 1.49%, up from 1.38% for 1998.

    *  Commercial loans grew by $1.1 billion, or 18.9%, and consumer loans increased $1.0 billion, or 39.8%.

    *  Credit quality improved; net loan losses were 0.20% of average total loans, compared to 0.40% for 1998.

After-tax merger related charges recognized by the Corporation were $17.6 million (or $.15 per share) in 1999 and $19.7 million (or $.15 per share) in 1998. Inclusive of these charges, diluted earnings per share was $2.11 for 1999, 16.6% more than 1998. Net income for 1999 was $252.5 million, up 12.1% from net income of $225.3 million for 1998.

Mr. Wagner stated that "Profitable growth best summarizes our accomplishments this past year. Old Kent has grown its franchise, acquiring two banking organizations and announcing two other mergers that will close in early 2000. Old Kent achieved growth in net interest income while also significantly boosting noninterest revenues. Strong loan growth in our loan portfolios has favorably influenced net interest income and help offset the industry wide margin pressures created by rising interest rates.''

"The significant growth in our loan portfolio coming from new customers will benefit future periods as we cultivate more extensive relationships with these clients. We continue to develop a true performance culture across the organization which, when combined with our growing markets, will be the fundamental driver of superior performance at Old Kent,'' Wagner added.

Quarter ended December 31, 1999:

Excluding the impact of merger related charges recognized in the fourth quarter of 1998:

    *  Diluted earnings per share was $.60, a 15.4% increase compared to the same period in 1998.

    *  Net income was $71.2 million, or 12% more than last year's fourth quarter.

    *  Return on average total equity was 23.24%, compared to 19.03% for the fourth quarter of 1998.

    *  Return on average total assets was 1.59%, up from 1.41% for the preceding year's same period.

    *  The net interest margin was 4.25%, down from 4.33% in the third quarter of 1999 and up from 4.06% for the quarter ended December 31, 1998.

    *  Non-interest revenues were 38.1% of total revenues compared to 35.6%
       for the final quarter of 1998.

    *  The efficiency ratio was 57.76% on a consolidated basis and 50.19% for
       Old Kent's banking businesses.

    *  Net loans charged off were $9.2 million, or 0.32% of average loans, compared to $11.6 million, or 0.45% of average loans, for the three month period ended December 31, 1998.

Revenues

Total (taxable equivalent basis) revenues, excluding security transactions and non-recurring items, increased by 9.7% to $1.1 billion in 1999. Total noninterest revenues, exclusive of security transactions, were $416.8 million in 1999, 18.2% greater than last year. Net interest income rose by 5.1% to $693.9 million on a fully taxable equivalent basis. The net interest margin for 1999 was 4.20% compared to 4.04% for 1998. These increases were largely the result of improvements in the Corporation's mix of interest earning assets related to growth in commercial and consumer loans. The increase in noninterest income was attributable to ongoing efforts aimed at building fee based revenues. In 1999, these fee based revenues represented 37.5% of total revenues, up from 34.8% in 1998.

Old Kent's mortgage banking business performed well during 1999 with a 28% increase in total revenues. This improvement was largely due to the lower interest rate environment during the first six months of the year which enabled strong residential loan production volume, particularly mortgage refinancings. During 1999, Old Kent Mortgage Company ("OKMC'') originated approximately $12.1 billion of residential mortgages, down from $13.5 billion in 1998 when interest rates were generally lower throughout the entire year. Interest rate increases during the last half of 1999 had the effect of dramatically reducing the demand for refinancing and negatively impacted revenues related to mortgage loan origination. The rate increases had the opposite effect on mortgage servicing revenues, as prepayment levels slowed, strengthening the value of Old Kent's mortgage servicing right assets ("MSRs''). At December 31, 1999, the market value of MSRs was $323 million, well above their carrying value of $275 million. In response to slowdowns in mortgage demand precipitated by the higher rates, Old Kent Mortgage Company has been adjusting its production capacity accordingly. At December 31, 1999, Old Kent had 147 nationwide mortgage lending sites and 2,778 employees, compared to 167 such sites and 3,014 employees at June 30, 1999, when OKMC was at its peak capacity.

Investment management and trust revenues totaled $73.8 million for the year ended December 31, 1999, an 11.4% increase over last year. The increase is attributable to the effects of aggressive business development efforts along with expanded product and service offerings. These included: additional choices in the Corporation's proprietary family of mutual funds, The Kent Funds, along with specialized advisory services in Old Kent's trust function. Deposit account revenues increased by 8.3% to $69.7 million in 1999. This increase included the results of programs which were designed to establish deeper relationships with our depository customers. Old Kent increased the average profit per household by 3.3% during 1999. Insurance sales commissions rose by 14.2% to $23.3 million. All other revenues increased by $7.2 million, or 13.2% reflecting a variety of positive results which included additional income associated with increased ATM installations in Old Kent's service area and greater brokerage commissions linked to a business expansion by Old Kent Securities Corp.

Expenses:

Exclusive of merger related charges, noninterest expenses totaled $660.5 million for 1999, or 10.1% more than last year. This increase was largely related to revenue growth initiatives throughout the Corporation, as described above. Old Kent's consolidated efficiency ratio was 59.5% for 1999, compared to 59.9% for the prior year. For Old Kent's banking business, the efficiency ratio for 1999 improved to 53.0% from 55.6% for 1998. The efficiency ratio expresses how much of each revenue dollar is used to pay operating expenses. The improvement in this ratio reflects both revenue growth and enhanced economies of scale related to Old Kent's successful integration of the businesses it has acquired.

Asset Quality:

The provision for credit losses was $26.2 million for 1999, substantially lower than the $47.2 million for 1998. Net loan losses for the year ended December 31, 1999 were $21.6 million, or 0.20% of average total loans. This compares favorably to net loan losses of $40.3 million, or 0.40% of average total loans for 1998. At December 31, 1999, the allowance for credit losses was 1.53% of total loans. Nonperforming assets were $65.5 million at December 31, 1999, or 0.36% of total assets, down from $72.5 million, or 0.39% of total assets, at December 31, 1998. The Corporation experienced improvements in virtually all credit quality indicators throughout the year.

Stock Repurchase Program:

As of December 31, 1999, the Corporation had completed the repurchase of 1.5 million shares of its common stock under a June 1999 authorization allowing for the repurchase of 3 million shares of its common stock within the ensuing year. As in prior programs, shares are to be acquired ratably on a quarterly basis for use in future stock dividends and for issuances related to the Corporation's dividend reinvestment and employee stock plans.

Conference Call

Old Kent's management will host a conference call to discuss the operating results for the year ended December 31, 1999, at 11 a.m. (Eastern Standard Time) on January 19, 2000. The conference may be accessed by dialing 800-521-5426 ("listen only'' mode) just prior to the scheduled start time. A replay of the call will be available through January 26, 2000, by dialing 888-696-1588 (passcode: 644803). The call, on a "live'' or replay basis, may also be accessed through Old Kent's website, "www.oldkent.com ''.

Description of Old Kent:

Old Kent is a financial services company headquartered in Grand Rapids, Michigan, with a 41 year history of consecutive increases in annual per share earnings and dividends. It operates over 250 banking offices in Michigan, Illinois and Indiana as well as 147 mortgage lending sites throughout the United States. At December 31, 1999, Old Kent had total assets of approximately $18 billion.

                                                                    Percentage
    EARNINGS SUMMARY:                       1999     1998 (a) (b)     Change
    Quarter ended December 31:
      Before merger-related charges:
      Basic Earnings per Share             $0.61           $0.52       17.3%
      Diluted Earnings per Share            0.60            0.52       15.4%
      Net Income                     $71,208,000     $63,592,000       12.0%
      After merger-related charges:
      Basic Earnings per Share             $0.61           $0.36       69.4%
      Diluted Earnings per Share            0.60            0.36       66.7%
      Net Income                     $71,208,000     $43,914,000       62.2%

    Year ended December 31:
      Before merger-related charges:
      Basic Earnings per Share             $2.28           $1.98       15.2%
      Diluted Earnings per Share            2.26            1.96       15.3%
      Net Income                    $270,139,000    $245,001,000       10.3%
      After merger-related charges:
      Basic Earnings per Share             $2.13           $1.82       17.0%
      Diluted Earnings per Share            2.11            1.81       16.6%
      Net Income                    $252,539,000    $225,323,000       12.1%

    Balance Sheet Data at December 31:
    Commercial Loans              $6,921,409,000  $5,820,846,000       18.9%
    Consumer Loans                 3,498,587,000   2,503,319,000       39.8%
    Residential Mortgage Loans     1,647,064,000   1,895,912,000      -13.1%
    Total Loans                   12,067,060,000  10,220,077,000       18.1%
    Total Interest-earning Assets 16,314,722,000  16,938,265,000       -3.7%
    Core Deposits                 12,558,552,000  12,958,784,000       -3.1%
    Total Deposits                13,695,012,000  14,413,439,000       -5.0%
    Total Assets                  17,969,832,000  18,614,725,000       -3.5%
    Shareholders' Equity           1,226,873,000   1,321,854,000       -7.2%
(a)	Adjusted to reflect a five percent stock dividend paid July 19, 1999.
(b)	Restated to include "pooling-of-interests'' transactions: CFSB Bancorp, Inc., acquired July 9, 1999; and Pinnacle Banc Group, Inc., acquired September 3, 1999.

Forward Looking Statement

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as "expects,'' "intends,'' "believes,'' and "should,'' which are necessarily statements of belief as to the expected outcomes of future events. Actual results could materially differ from those presented. Internal and external factors that might cause such a difference include, but are not limited to, the possibility that anticipated cost savings from mergers and other initiatives may not be fully realized within the expected time frames. Actual results could materially differ from those contained in, or implied by such statements. Old Kent undertakes no obligation to release revisions to these forward looking statements or reflect events or conditions after the date of this release.

# # #

OLD KENT
                         Financial Corporation

    Consolidated Key Financial Data (a)

    [Amounts in thousands,                       3rd Quarter
        except per share data]                      1999
    (Unaudited)                4th Quarter        Excluding        3rd Quarter
    Key Statistics                1999          Merger Charges         1999
    Net income                  $71,208           $70,387            $52,787
    Basic earnings per share      $0.61             $0.59              $0.45
    Diluted earnings per share    $0.60             $0.59              $0.44
    Cash basis earnings per
      share (b)                   $0.63             $0.62              $0.47
    Operating revenue per
      share (c)                   $2.38             $2.37              $2.37
    Operating expense per
      share (c)                   $1.37             $1.37              $1.37
    Return on average total assets:
      Banking                      1.69              1.65               1.19
      Mortgage banking             0.79              1.00               1.00
      Consolidated                 1.59              1.57               1.18
    Return on average total equity:
      Banking                     23.73             21.19              16.01
      Mortgage banking            18.51             24.68              24.68
      Consolidated                23.24             22.31              16.87
    Net interest margin:
      Banking                      4.47              4.54               4.54
      Mortgage banking             2.37              2.77               2.77
      Consolidated                 4.25              4.33               4.33
    Yield on average earning
      assets                       8.02              7.95               7.95
    Cost of average paying
      liabilities                  4.32              4.15               4.15
    Efficiency ratio (c):
      Banking                     50.19             50.90              50.90
       Mortgage banking           82.11             78.56              78.56
       Consolidated               57.76             57.80              57.80
    Net profit margin             25.26             24.88              18.66
    Common Stock Information (adjusted for stock dividends)
    Book value per share         $10.43            $10.48             $10.48
    Dividends paid per share      0.220             0.200              0.200
    Per share price:
       High                       42.25             44.75              44.75
       Low                        33.56             36.63              36.63
       Close                      35.38             37.13              37.13
    Outstanding shares at end
      of period                 117,610           118,105            118,105
    Number of shares used to compute:
       Basic earnings per
        share                   117,670           118,448            118,448
       Diluted earnings per
        share                   118,528           119,366            119,366

OLD KENT
                         Financial Corporation

                                                       4th Quarter
                                                          1998
                               2nd Quarter 1st Quarter  Excluding    4th Quarter
                                  1999        1999    Merger Charges      1998
    Net income                  $65,381     $63,163      $63,592        $43,914
    Basic earnings per share      $0.55       $0.53        $0.52          $0.36
    Diluted earnings per share    $0.55       $0.52        $0.52          $0.36
    Cash basis earnings per
      share (b)                   $0.58       $0.55        $0.55          $0.39
    Operating revenue per
      share (c)                   $2.32       $2.21        $2.13          $2.13
    Operating expense per
      share (c)                   $1.44       $1.34        $1.30          $1.30
    Return on average total assets:
      Banking                      1.52        1.49         1.52           1.00
      Mortgage banking             0.87        0.82         0.84           0.84
      Consolidated                 1.44        1.38         1.41           0.98
    Return on average total equity:
      Banking                     20.69       19.15        18.83          12.38
      Mortgage banking            25.41       26.35        25.52          25.52
      Consolidated                20.98       19.66        19.03          13.34
    Net interest margin:
      Banking                      4.43        4.42         4.46           4.46
      Mortgage banking             2.21        1.86         1.67           1.67
      Consolidated                 4.16        4.04         4.06           4.06
    Yield on average earning
      assets                       7.74        7.71         7.84           7.84
    Cost of average paying
      liabilities                  4.09        4.19         4.41           4.41
    Efficiency ratio (c):
       Banking                    56.18       54.95        55.79          55.79
       Mortgage banking           79.26       77.19        76.39          76.39
       Consolidated               61.79       60.60        60.90          60.90
    Net profit margin             23.50       23.63        24.35          16.81
    Common Stock Information (adjusted for stock dividends)
    Book value per share         $10.52      $10.71       $10.95         $10.95
    Dividends paid per share      0.190       0.190        0.190          0.190
    Per share price:
       High                       46.85       45.00        44.29          44.29
       Low                        40.00       39.52        27.74          27.74
       Close                      41.88       40.30        44.29          44.29
    Outstanding shares at end
      of period                 118,650     119,452      120,673        120,673
    Number of shares used to compute:
       Basic earnings per share 118,713     119,998      121,245        121,245
       Diluted earnings per
        share                   119,764     121,236      122,498        122,498

    (a)  Restated to include "pooling-of-interests" transactions: CFSB
    Bancorp, Inc., acquired July 9, 1999; and Pinnacle Banc Group, Inc., acquired September 3, 1999.

    (b)  Cash basis earnings per share excludes the effect of amortization of intangibles.

    (c)  Excludes non-recurring items.

OLD KENT
                          Financial Corporation

    Consolidated Key Financial Data  (a)

    [Amounts in thousands,
     except per share data]               3rd Quarter
                                             1999
    (Unaudited)              4th Quarter   Excluding      3rd Quarter
    Summary Income Statement    1999     Merger Charges       1999

    Taxable equivalent net
      interest income         $174,571      $178,630        $178,630
    Interest income            325,655       324,063         324,063
    Interest expense           155,398       149,719         149,719
     Net interest income       170,257       174,344         174,344
    Provision for credit
      losses (operating)         7,522         6,783           6,783
    Provision for credit
      losses (merger related)       --            --              --
    Other income:
     Mortgage banking
      revenues - net            49,116        46,352          46,352
     Investment management &
      trust revenues            18,704        18,556          18,556
     Deposit account revenues   18,337        17,854          17,854
     Insurance sales
      commissions                5,434         5,956           5,956
     Other revenues and fees    15,753        15,707          15,707
    Total other income         107,344       104,425         104,425
      Securities gains              24             3               3
      Total                    107,368       104,428         104,428
    Other expense:
      Salaries and employee
        benefits                82,513        85,676          85,676
      Occupancy expense         13,541        12,707          12,707
      Equipment expense         11,744        10,580          10,580
      Amortization of goodwill &
        intangibles              4,086         4,179           4,179
      Other                     50,942        50,461          50,461
    Total other expense        162,826       163,603         163,603
     Merger charges                 --            --          26,000
    Total                      162,826       163,603         189,603
    Income before income
    taxes                      107,277       108,386          82,386
    Income taxes                36,069        37,999          37,999
    Income taxes (applicable
    to merger charges)              --            --          (8,400)
    Net income                 $71,208       $70,387         $52,787

                               2nd Quarter             1st Quarter
    Summary Income Statement       1999                    1999

    Taxable equivalent net
      interest income            $172,819                $167,911
    Interest income               317,180                 315,375
    Interest expense              148,495                 151,462
    Net interest income           168,685                 163,913
    Provision for credit losses
      (operating)                   4,899                   6,971
    Provision for credit losses
      (merger related)                 --                      --
    Other income:
      Mortgage banking
        revenues - net             48,830                  44,037
      Investment management &
       trust revenues              18,372                  18,203
      Deposit account revenues     17,316                  16,167
      Insurance sales commissions   5,979                   5,972
      Other revenues and fees      15,001                  15,167
    Total other income            105,498                  99,546
    Securities gains                5,216                   2,706
    Total                         110,714                 102,252
    Other expense:
      Salaries and employee
        benefits                   87,071                  85,172
      Occupancy expense            12,569                  12,655
      Equipment expense            11,065                   9,893
      Amortization of goodwill &
        intangibles                 4,306                   4,151
      Other                        56,951                  50,209
    Total other expense           171,962                 162,080
    Merger charges                     --                      --
      Total                       171,962                 162,080
    Income before income taxes    102,538                  97,114
    Income taxes                   37,157                  33,951
    Income taxes (applicable to
      merger charges)                  --                      --
    Net income                    $65,381                 $63,163

                                    4th Quarter
                                       1998
                                     Excluding         4th Quarter
    Summary Income Statement       Merger Charges         1998
    Taxable equivalent net
      interest income                $168,329           $168,329
    Interest income                   322,764            322,764
    Interest expense                  158,196            158,196
    Net interest income               164,568            164,568
    Provision for credit losses
      (operating)                       7,621              7,621
    Provision for credit losses
      (merger related)                     --              3,500
    Other income:
      Mortgage banking revenues - net  38,950             38,950
      Investment management &
        trust revenues                 18,967             18,967
      Deposit account revenues         16,316             16,316
      Insurance sales commissions       4,753              4,753
      Other revenues and fees          14,016             14,016
    Total other income                 93,002             93,002
    Securities gains                    4,347              4,347
    Total                              97,349             97,349
    Other expense:
      Salaries and employee benefits   83,776             83,776
      Occupancy expense                12,184             12,184
      Equipment expense                10,516             10,516
      Amortization of goodwill &
        intangibles                     4,159              4,159
      Other                            48,503             48,503
    Total other expense               159,138            159,138
    Merger charges                         --             24,993
    Total                             159,138            184,131
    Income before income taxes         95,158             66,665
    Income taxes                       31,566             31,566
    Income taxes (applicable to
      merger charges)                      --             (8,815)
    Net income                        $63,592            $43,914

OLD KENT
                         Financial Corporation

    Five Quarter Average Balances, Yields and Rates (a)

    (Unaudited)          4th Quarter 1999             3rd Quarter 1999
                        Ending   Average   Yield/   Ending   Average  Yield/
                        Balance  Balance   Rate     Balance  Balance  Rate
    (Yields and rates are on a fully taxable-
     equivalent basis, dollars in millions)
    Assets:
     Loans:
      Commercial loans
       and leases        $6,921   $6,673   8.54%    $6,548   $6,400   8.44%
      Consumer loans      3,499    3,279   8.96      3,163    3,074   8.92
      Residential
       mortgages          1,647    1,569   7.74      1,539    1,920   7.80
     Total loans         12,067   11,521   8.55     11,250   11,394   8.46
     Securities           3,311    3,417   6.35      3,383    3,563   6.55
     Mortgages held-for-
      sale                  900    1,246   8.02      1,451    1,402   7.53
     Other interest -
      earning assets         37      176   5.48         75       68   5.09
      Total earning
       assets            16,315   16,360   8.02     16,159   16,427   7.95
     Unrealized gain/(loss)
      on S.A.F.S.           (87)     (65)              (54)     (40)
     Allowance for credit
      losses               (184)    (186)             (186)    (184)
     Cash and due from
      banks                 589      574               551      591
     Goodwill and other
      intangibles           129      132               134      136
     Mortgage servicing
      rights                275      288               275      276
     Other assets           933      783               763      686
    Total assets        $17,970  $17,886           $17,642  $17,892

    Liabilities and shareholders' equity:
     Savings deposits    $5,306   $5,288   3.01%    $5,240   $5,307   2.80%
     Negotiable and foreign
      deposits            1,137    1,082   5.62        969      962   5.15
     Consumer time
      deposits            5,212    5,303   4.84      5,352    5,432   4.78
      Total interest -
       bearing deposits  11,655   11,673   4.09     11,561   11,701   3.91
     Federal funds purchased and
      repurchase agreements 935      784   4.44        704      889   4.36
     Other borrowed funds 1,616    1,617   5.63      1,626    1,540   5.48
     Subordinated debt      100      100   6.74        100      100   6.74
     Floating rate subordinated
      securities            100      100   7.09        100      100   6.37
      Total interest -
       bearing funds     14,406   14,274   4.32     14,091   14,330   4.15
     Demand deposits      2,040    2,064             2,011    2,055
     Other liabilities      297      322               302      256
    Shareholders' equity:
     Common stock, surplus, and
      retained earnings   1,298    1,268             1,273    1,277
     Net unrealized gain/(loss)
      on S.A.F.S.           (71)     (42)              (35)     (26)
    Total liabilities and
     shareholders'
     equity             $17,970  $17,886           $17,642  $17,892

    Selected Ratios
    Net interest spread                    3.70%                      3.80%
    Net interest income
      as a percent of average
      earning assets                       4.25%                      4.33%
    Total equity
      to total assets      6.83%                      7.02%
    Tangible equity to
      tangible assets      6.15%                      6.31%

    Memoranda
    Core deposits        12,558   12,655            12,602   12,794
    Total deposits       13,695   13,737            13,571   13,756
    Mortgage servicing
     portfolio           14,726                     15,113
    Mortgage banking full-time
     equivalent employees 2,778                      2,951
    Total full-time equivalent
     employees            8,018                      8,304

                           2nd Quarter 1999            1st Quarter 1999
                         Ending  Average  Yield/     Ending  Average  Yield/
                         Balance Balance  Rate       Balance Balance  Rate
    Assets:
     Loans:
      Commercial loans
       and leases        $6,282   $6,108   8.24%    $5,944   $5,859   8.37%
      Consumer loans      2,950    2,871   8.96      2,804    2,553   9.08
      Residential
       mortgages          1,940    1,899   7.70      1,905    1,859   7.63
     Total loans         11,172   10,878   8.34     10,653   10,271   8.41
     Securities           3,662    4,119   6.53      4,115    4,165   6.55
     Mortgages held-for-
      sale                1,379    1,612   6.83      1,436    2,121   6.79
     Other interest -
      earning assets         14       31   4.67         30      154   5.25
      Total earning
       assets            16,227   16,640   7.74     16,234   16,711   7.71
      Unrealized gain/(loss)
       on S.A.F.S.          (37)       1                18       24
      Allowance for credit
       losses              (181)    (181)             (181)     (180)
      Cash and due from
       banks                637      615               579       629
      Goodwill and other
       intangibles          138      140               142       141
      Mortgage servicing
       rights               271      261               255       230
      Other assets          757      736               799       745
    Total assets        $17,812  $18,212           $17,846   $18,300

    Liabilities and shareholders' equity:
     Savings deposits    $5,212   $5,212   2.69%    $5,159    $5,103  2.71%
     Negotiable and foreign
      deposits              975    1,233   4.93      1,258     1,481  5.06
     Consumer time
      deposits            5,512    5,505   4.86      5,521     5,567  5.05
      Total interest -
       bearing deposits  11,699   11,950   3.92     11,938    12,151  4.06
     Federal funds purchased and
      repurchase agreements 893    1,103   4.36        892     1,123  4.34
     Other borrowed funds 1,406    1,320   5.03      1,170     1,172  5.01
     Subordinated debt      100      100   6.74        100       100  6.74
     Floating rate subordinated
      securities            100      100   6.08        100       100  6.09
      Total interest -
       bearing funds     14,198   14,573   4.09     14,200    14,646  4.19
     Demand deposits      2,101    2,113             2,011     2,055
     Other liabilities      265      280               355       314
    Shareholders' equity:
     Common stock, surplus and
      retained earnings   1,271    1,245             1,267     1,268
     Net unrealized gain/(loss)
      on S.A.F.S.           (23)       1                13        17
    Total liabilities and
     shareholders'
     equity             $17,812  $18,212           $17,846   $18,300

    Selected Ratios
    Net interest spread                    3.65%                      3.52%
    Net interest income
      as a percent of average
      earning assets                       4.16%                      4.04%
    Total equity
      to total assets      7.01%                      7.17%
    Tangible equity to
      tangible assets      6.28%                      6.42%

    Memoranda
    Core deposits        12,825   12,830            12,691    12,725
    Total deposits       13,800   14,063            13,949    14,206
    Mortgage servicing
     portfolio           14,729                     14,653
    Mortgage banking full-time
     equivalent employees 3,014                      2,760
    Total full-time equivalent
     employees            8,492                      8,244

                                              4th Quarter 1998
                                       Ending     Average         Yield/
                                      Balance     Balance         Rate

    Assets:
     Loans:
      Commercial loans and leases     $5,821       $5,754          8.49%
      Consumer loans                   2,503        2,510          9.29
      Residential mortgages            1,896        1,903          7.68
     Total loans                      10,220       10,167          8.53
     Securities                        4,089        4,148          6.71
     Mortgages held-for-sale           2,263        2,163          6.90
     Other interest - earning assets     366           88          4.76
      Total earning assets            16,940       16,566          7.84
     Unrealized gain/(loss) on S.A.F.S.   50           26
     Allowance for credit losses        (180)        (182)
     Cash and due from banks             667          644
     Goodwill and other intangibles      143          145
     Mortgage servicing rights           218          200
     Other assets                        778          606
    Total assets                     $18,614      $18,005

    Liabilities and shareholders' equity:
     Savings deposits                 $5,122       $4,895          2.78%
     Negotiable and foreign deposits   1,455        1,221          5.22
     Consumer time deposits            5,592        5,675          5.19
      Total interest - bearing
       deposits                       12,169       11,791          4.19
     Federal funds purchased and
      repurchase agreements            1,259        1,193          4.48
     Other borrowed funds              1,146        1,052          6.34
     Subordinated debt                   100          100          6.74
     Floating rate subordinated
      securities                         100          100          6.55
      Total interest - bearing
       funds                          14,774       14,236          4.41
     Demand deposits                   2,245        2,167
     Other liabilities                   274          285
    Shareholders' equity:
     Common stock, surplus, and retained
      earnings                         1,288        1,299
     Net unrealized gain/(loss)
      on S.A.F.S.                         33           18
    Total liabilities and
     shareholders' equity            $18,614      $18,005

    Selected Ratios
    Net interest spread                                            3.43%
    Net interest income as a percent
     of average earning assets                                     4.06%
    Total equity to total assets        7.10%
    Tangible equity to tangible assets  6.38%

    Memoranda
    Core deposits                     12,959       12,737
    Total deposits                    14,414       13,958
    Mortgage servicing portfolio      14,006
    Mortgage banking full-time
     equivalent employees              2,578
    Total full-time equivalent
     employees                         8,090

    (Unaudited)
    Credit Quality       4th        3rd       2nd         1st        4th
                        Quarter    Quarter   Quarter     Quarter   Quarter
                         1999      1999      1999         1999       1998

    Ending allowance for
     credit losses      $184.3    $186.0     $181.4      $180.9     $179.6
    Nonperforming assets:
      Nonaccrual          55.5      50.6       54.7        62.4       61.2
      Renegotiated         1.9       1.9        3.0         2.9        3.2
        Total impaired
         loans            57.4      52.5       57.7        65.3       64.4
      Other real estate
       owned               8.1       6.5        6.2         6.8        8.1
        Total nonperforming
         assets           65.5      59.0       63.9        72.1       72.5
    Loans delinquent
     over 90 days         14.2      17.1       16.1        10.6       16.9
     Gross charge-offs    13.8       8.8        9.6        10.3       15.8
     Recoveries            4.6       6.6        5.2         4.5        4.2
    Net charge-offs        9.2       2.2        4.4         5.8       11.6
    Provision for credit
     losses                7.5       6.8        4.9         7.0       11.1

    Key Ratios:
      Allowance to loans  1.53%     1.65%      1.62%       1.70%      1.76%
      Allowance to impaired
        loans           321.23    354.27     314.38      276.75     278.95
      Impaired loans to
        loans             0.48      0.47       0.52        0.61       0.63
      Nonperforming assets
        to assets         0.36      0.33       0.36        0.40       0.39
      90 days delinquent
        to loans          0.12      0.15       0.14        0.10        0.16
      Net charge-offs to
        average loans     0.32      0.07       0.16        0.23        0.45

OLD KENT
                         Financial Corporation

    Consolidated Key Financial Data  (a)

    [Amounts in thousands, except per share data]
                  Excluding Merger             Excluding Merger
                      Charges                      Charges
    (Unaudited)      YTD Dec 31,   YTD Dec 31,    YTD Dec 31,    YTD Dec 31,
    Key Statistics      1999          1999           1998           1998
    Net income       $270,139      $252,539       $245,001       $225,323
    Basic earnings
     per share          $2.28         $2.13          $1.98          $1.82
    Diluted earnings
     per share          $2.26         $2.11          $1.96          $1.81
    Cash basis earnings
     per share (b)      $2.38         $2.24          $2.08          $1.93
    Operating revenue
     per share (c)      $9.28         $9.28          $8.12          $8.12
    Operating expense
     per share (c)      $5.52         $5.52          $4.87          $4.87
    Return on average total assets:
      Banking            1.59          1.47           1.48           1.35
      Mortgage banking   0.86          0.86           0.70           0.70
      Consolidated       1.49          1.40           1.38           1.27
    Return on average total equity:
      Banking           21.25         19.88          18.22          16.69
      Mortgage banking  23.78         23.78          19.16          19.16
      Consolidated      21.46         20.17          18.31          16.90
    Net interest margin:
      Banking            4.47          4.47           4.40           4.40
      Mortgage banking   2.27          2.27           1.30           1.30
      Consolidated       4.20          4.20           4.04           4.04
    Yield on average
     earning assets      7.86          7.86           7.96           7.96
    Cost of average
     paying liabilities  4.19          4.19           4.53           4.53
    Efficiency ratio (c):
       Banking          52.96         52.96          55.55          55.55
       Mortgage banking 79.15         79.15          80.90          80.90
       Consolidated     59.46         59.46          59.87          59.87
    Net profit margin   24.32         22.74          24.20          22.27
    Common Stock Information (adjusted for stock dividends)
    Book value
     per share         $10.43        $10.43         $10.95         $10.95
    Dividends paid
     per share           0.80          0.80          0.688          0.688
    Per share price:
       High             46.85         46.85          44.29          44.29
       Low              33.56         33.56          27.50          27.50
       Close            35.38         35.38          44.29          44.29
    Outstanding shares at
     end of period    117,610       117,610        120,673        120,673
    Number of shares used to compute:
       Basic earnings
        per share     118,700       118,700        123,512        123,512
       Diluted earnings
        per share     119,715       119,715        124,766        124,766

(a)	Restated to include "pooling-of-interests" transactions: First Evergren Corporation acquired October 1, 1998; CFSB Bancorp, Inc., acquired July 9, 1999; and Pinnacle Banc Group, Inc., acquired September 3, 1999.
(b)	Cash basis earnings per share excludes the effect of amortization of intangibles.
(c)	Excludes non-recurring items.

    Consolidated Key Financial Data (a)

    [Amounts in thousands, except per share data]
                   Excluding Merger             Excluding Merger
                      Charges                      Charges
    (Unaudited)      YTD Dec 31,   YTD Dec 31,    YTD Dec 31,    YTD Dec 31,
    Summary Income      1999          1999           1998           1998
     Statement
    Taxable equivalent
     net interest
     income          $693,929      $693,929       $660,312       $660,312
    Interest income 1,282,273     1,282,273      1,286,115      1,286,115
    Interest expense  605,073       605,073        639,747        639,747
       Net interest
        income        677,200       677,200        646,368        646,368
    Provision for
     credit losses
     (operating)       26,175        26,175         43,718         43,718
    Provision for
     credit losses
      (merger related)     --            --             --          3,500
    Other income:
      Mortgage banking revenues
       - net          188,335       188,335        147,155        147,155
      Investment management &
       trust revenues  73,835        73,835         66,250         66,250
      Deposit account
       revenues        69,673        69,673         64,304         64,304
      Insurance sales
       commissions     23,340        23,340         20,434         20,434
      Other revenues
       and fees        61,629        61,629         54,436         54,436
    Total other
     income           416,812       416,812        352,579        352,579
      Securities
       gains            7,948         7,948         16,899         16,899
      Total           424,760       424,760        369,478        369,478
    Other expense:
      Salaries and
       employee
       benefits       340,432       340,432        322,308        322,308
      Occupancy
       expense         51,472        51,472         46,677         46,677
      Equipment
       expense         43,283        43,283         39,510         39,510
      Amortization of
       goodwill &
       intangibles     16,722        16,722         16,656         16,656
      Other           208,560       208,560        174,790        174,790
    Total other
     expense          660,469       660,469        599,941        599,941
      Merger charges       --        26,000             --         24,993
        Total         660,469       686,469        599,941        624,934
    Income before
     income taxes     415,316       389,316        372,187        343,694
    Income taxes      145,177       145,177        127,186        127,186
    Income taxes
     (applicable to
      merger charges)      --        (8,400)            --         (8,815)
    Net income       $270,139      $252,539       $245,001       $225,323

OLD KENT
                         Financial Corporation

    Average Balances, Yields and Rates (a)
                                          Twelve months ended Dec 31,
                                       1999                        1998
    (Yields and rates are       Average    Average          Average    Average
     on a fully taxable-        Balance      Rate           Balance      Rate
     equivalent basis,
     dollars in thousands)
     Average Assets:
      Loans                 $11,020,230      8.44%      $10,179,364      8.76%
      Securities              3,813,067      6.50         4,334,136      6.55
      Mortgages
       available-for-sale     1,592,083      7.21         1,745,941      6.91
      Other interest
       earning assets           106,796      5.31            76,225      4.99
        Total earning
         assets              16,532,176      7.86        16,335,666      7.96
      Unrealized gain/
       (loss) on securities
       available-for-sale       (20,510)                     12,794
      Allowance for
       loan losses             (182,760)                   (179,640)
      Cash and due from banks   602,259                     600,968
      Goodwill and other
       intangibles              137,405                     150,903
      Mortgage servicing
       rights (net)             271,147                     196,732
      Other assets              730,373                     605,776
        Total Assets        $18,070,090                 $17,723,199

    Average Liabilities and Shareholders' Equity:
      Savings deposits       $5,227,457      2.80%       $4,632,882      2.79%
      Time deposits:
        Negotiable            1,112,653      5.17         1,083,640      5.50
        Foreign                  75,232      5.11            37,384      5.37
        Other time            5,450,700      4.88         5,836,520      5.33
          Total interest-bearing
           deposits          11,866,042      4.00        11,590,426      4.33
      Federal funds purchased and
       repurchase agreements    973,603      4.37         1,002,060      4.82
      Other borrowed funds    1,413,549      5.32         1,315,516      5.79
      Subordinated debt         100,000      6.74           100,000      6.74
      Floating rate
       subordinated securities  100,000      6.41           100,000      6.74
        Total interest-bearing
         funds               14,453,194      4.19        14,108,002      4.53
      Demand deposits         2,071,822                   2,031,358
      Other liabilities         293,085                     250,689
      Shareholders' equity:
        Common stock, capital
         surplus and retained
         earnings             1,264,907                   1,323,601
        Unrealized gain/(loss)
         on securities
         available-for-sale     (12,918)                      9,549
        Total Liabilities
         and Shareholders'
         Equity             $18,070,090                 $17,723,199

        Net Interest Spread                  3.67%                       3.43%

        Net Interest Income
         as a Percentage of
         Average Earning Assets              4.20%                       4.04%

OLD KENT
                         Financial Corporation

    Credit Loss Reserve Summary

    (Unaudited)
    (Amounts in thousands)

                         YTD - 99        YTD - 98        Q4-99        Q3-99

    Beginning Reserve    $179,605        $173,203     $185,969     $181,399
        Provision          26,175          47,216        7,522        6,783
        Net Charge-offs    21,613          40,339        9,204        2,213
        Other                 120            (475)          --           --

    Ending Reserve       $184,287        $179,605     $184,287     $185,969

    Net Loan Charge-offs

    Commercial Loans      $10,147         $24,998       $6,338        ($492)
    Consumer Loans         10,845          14,670        2,798        2,126
    Real Estate -
     Mortgages                621             671           68          579

    Total Net Loan
     Charge-offs          $21,613         $40,339       $9,204       $2,213

    Net Charge-off Ratio     0.20%           0.40%        0.32%        0.07%

                            Q2-99           Q1-99        Q4-98
    Beginning Reserve    $180,851        $179,605     $180,034
        Provision           4,899           6,971       11,121
        Net Charge-offs     4,351           5,845       11,550
        Other                  --             120           --

    Ending Reserve       $181,399        $180,851     $179,605

    Net Loan Charge-offs

    Commercial Loans       $1,644          $2,659       $9,055
    Consumer Loans          2,467           3,452        2,338
    Real Estate -
     Mortgages                240            (266)         157

    Total Net Loan
     Charge-offs           $4,351          $5,845      $11,550

    Net Charge-off Ratio     0.16%           0.23%        0.45%

OLD KENT
                         Financial Corporation

    Selected Mortgage Banking Information
    (Unaudited)
                                        For the Quarter Ended
                                   12/31/99     09/30/99     06/30/99
    Net mortgage banking revenue
      (thousands)                  $49,116      $46,352      $48,830
    Mortgage originations
      (millions)                    $2,216       $2,739       $3,503
    Home purchases as a percentage
      of mortgage originations         72%          73%          56%
    Mortgage originations percentage
      by loan type:
         Conventional loans            56%          58%          70%
         FHA/VA loans                  34%          33%          27%
         Sub-prime loans               10%           9%           3%
    Mortgage loan sales (millions)  $2,349       $2,804       $3,330
    Loans serviced for others
      (millions)                   $14,726      $15,113      $14,729
    Mortgage servicing rights
      (millions)                      $275         $275         $271
    Servicing portfolio weighted
      average coupon                 7.45%        7.41%        7.38%
    Number of branch offices/states 147/32       152/31       167/32

    Mortgage Servicing Rights
    Balance at beginning of
      period                      $274,949     $270,851     $255,132
    Additions                       52,877       55,704       68,024
    Sales                          (43,051)     (38,181)     (36,082)
    Amortization                    (9,879)     (13,425)     (16,223)
    Balance at end of period      $274,896     $274,949     $270,851
    Estimated fair value of
      mortgage servicing rights   $323,000     $340,000     $328,000

                                   For the Quarter Ended
                                   03/31/99     12/31/98
    Net mortgage banking revenue
      (thousands)                  $44,037       $38,950
    Mortgage originations
      (millions)                    $3,633        $4,411
    Home purchases as a percentage
      of mortgage originations         38%           33%
    Mortgage originations percentage
      by loan type:
         Conventional loans            75%           77%
         FHA/VA loans                  23%           21%
         Sub-prime loans                2%            2%
    Mortgage loan sales (millions) $4,279        $3,623
    Loans serviced for others
      (millions)                  $14,653       $14,006
    Mortgage servicing rights
      (millions)                     $255          $218
    Servicing portfolio weighted
      average coupon                7.36%         7.45%
    Number of branch offices/
      states                       160/32        143/32
    Mortgage Servicing Rights
    Balance at beginning of
      period                     $218,497      $187,746
    Additions                      91,287        62,799
    Sales                         (38,525)      (18,163)
    Amortization                  (16,127)      (13,885)
    Balance at end of period     $255,132      $218,497
    Estimated fair value of
      mortgage servicing rights  $304,000      $261,000